Exhibit 10(a)

NINTH AMENDMENT TO CREDIT AGREEMENT

This Ninth Amendment to Credit Agreement (this “Ninth Amendment”) is entered into as of November 2, 2012 (the “Ninth Amendment Effective Date”), by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (hereinafter collectively referred to as “Executing Banks”, and each individually, an “Executing Bank”).

W I T N E S S E T H

 WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Ninth Amendment);

 WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has advised Administrative Agent and Banks that pursuant to that certain Exchange Agreement dated as of September 19, 2012 by and among Onshore, XTO Energy Inc. (“XTO Energy”) and Exxon Mobil Corporation (collectively, with XTO Energy, “XTO”), Onshore has agreed to transfer certain of its Mineral Interests located in the oil and gas field commonly referred to as the Bakken Shale (and defined as the “DRI Assets” in such Exchange Agreement) to XTO in exchange for certain Mineral Interests and cash consideration (such transaction, the “Bakken Exchange”);

WHEREAS, Borrower has further advised Administrative Agent and Banks that the loss of oil production as a result of the Bakken Exchange may cause the Credit Parties to have (a) hedged more than 100% of the reasonably anticipated projected production from Proved Mineral Interests of oil which would be prohibited by Section 9.11(a)(i) of the Credit Agreement, and (b) total production of oil that is less than the aggregate amount of oil which is the subject of Oil and Gas Hedge Transactions which would be prohibited by Section 9.11(b)(i) of the Credit Agreement (collectively, the “Temporary Potential Oil Hedging Noncompliance”), in each case during the period commencing on the effective date of the Bakken Exchange and continuing through and including December 31, 2013 (such period, the “Specified Period”), which Temporary Potential Oil Hedging Noncompliance would also be prohibited by Section 9.17 of the Credit Agreement;

WHEREAS, Borrower has requested that Banks (a) amend certain terms of the Credit Agreement to (i) permit the Bakken Exchange and (ii) make certain other changes thereto as more specifically described herein, and (b) provide a limited waiver of any Temporary Potential Oil Hedging Noncompliance that may occur during the Specified Period; and

 WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s requests and to enter into this Ninth Amendment;

 NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:

Section 1. Amendments to Credit Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this Ninth Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Ninth Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions.  Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions of “Bakken Assets”, “Bakken Exchange Agreement”, “Ninth Amendment” and “Ninth Amendment Effective Date”  which shall read in full as follows:

“Bakken Assets” means the “DRI Assets” as defined in and to be sold pursuant to the Bakken Exchange Agreement.

“Bakken Exchange Agreement” means that certain Exchange Agreement dated as of September 19, 2012, by and among Onshore, XTO Energy Inc. and Exxon Mobil Corporation, as amended, supplemented or modified from time to time to the extent permitted by Section 9.6.

“Ninth Amendment” means that certain Ninth Amendment to Credit Agreement dated as of November 2, 2012 among Borrower, Administrative Agent and Banks party thereto.

“Ninth Amendment Effective Date” means November 2, 2012.

1.2 Amendment to Definitions.  The definitions of “Authorized Officer” and “Loan Papers” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:

“Authorized Officer” means, as to any Person, its Chief Executive Officer, its President, its Chief Financial Officer, its Chief Operating Officer, its General Counsel, its Chief Accounting Officer, any of its Vice Presidents, its Treasurer, its corporate Secretary or any of its Assistant Secretaries.

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

1.3 Amendment to Restricted Payments Provision.  Section 9.2(j) of the Credit Agreement shall be amended to delete the reference to “$500,000,000” contained therein and insert in lieu thereof a reference to “$1,200,000,000”.

1.4 Amendment to Asset Dispositions Provision.  Section 9.5 of the Credit Agreement shall be amended to (a) delete the word “and” at the end of clause (i), (b) replace the period at the end of clause (j) with “; and” and (c) add new clause (k) immediately after clause (j), to read in full as follows:

(k)           the sale of the Bakken Assets pursuant to the Bakken Exchange Agreement, provided, that:

(i)           no Default or Event of Default exists or would exist after giving effect to such sale;

(ii)           the Outstanding Credit at the time of such sale does not exceed the Borrowing Base at such time; and

(iii)           the sale of the Bakken Assets pursuant to the Bakken Exchange Agreement is consummated no later than the earlier of (A) the date on which the Scheduled Redetermination scheduled for on or about May 1, 2013 becomes effective or (B) the first date, if any, following the Ninth Amendment Effective Date on which a Special Redetermination requested by the Borrower becomes effective.

1.5 Amendment to Restricted Amendments Provision.  Section 9.6 of the Credit Agreement shall be amended to add the following sentence to the end thereof:

In addition, Borrower will not, nor will Borrower permit any other Credit Party to, enter into or permit any modification or amendment of the Bakken Exchange Agreement that would result in the addition of Borrowing Base Properties being sold pursuant thereto with a value, individually or in the aggregate, that is deemed material by the Administrative Agent in its reasonable discretion.

Section 2. Omnibus Amendment to Loan Papers.  Notwithstanding anything in any Loan Paper to the contrary, (a) in no event shall the defined terms “Collateral”, “Mortgaged Property” or any similar defined term describing any interest in any asset or property pledged by any Credit Party pursuant to the Loan Papers to secure the Obligations include any Building (as defined in the applicable Flood Insurance Regulations) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulations) and (b) no Building or Manufactured (Mobile) Home shall be subject to any Lien created by any Loan Paper.  As used herein, “Flood Insurance Regulations” means (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

Section 3. Limited Waiver.  In reliance on the representations, warranties, covenants and agreements contained in this Ninth Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 hereof, Banks hereby consent to any Temporary Potential Oil Hedging Noncompliance during the Specified Period; provided, that Borrower will not, nor will Borrower permit any other Credit Party to, enter into any Hedge Transaction for oil during the Specified Period unless such Hedge Transaction, together with any other existing Hedge Transactions for oil, will not cause a violation of Sections 9.11 and 9.17 of the Credit Agreement.  Borrower acknowledges and agrees that the limited waiver set forth in this Section 3 is limited solely to Sections 9.11(a)(i), 9.11(b)(i) and 9.17 of the Credit Agreement and applies solely with respect to any Temporary Potential Oil Hedging Noncompliance which may occur during the Specified Period as a direct result of the loss of oil production from the Bakken Exchange.  The limited waiver set forth in this Section 3 is a limited, one-time waiver, and nothing contained herein shall obligate Administrative Agent or Banks to grant any additional or future waiver with respect to, or in connection with, any provisions of the Credit Agreement or any other Loan Paper.

Section 4. Conditions Precedent to Amendment.  Subject to the satisfaction (or waiver) of the following conditions, the amendments to the Credit Agreement contained in Section 1 hereof and the limited waiver provided in Section 3 hereof shall be effective on the Ninth Amendment Effective Date:

4.1 Counterparts.  Administrative Agent shall have received counterparts hereof duly executed by Borrower and Majority Banks and acknowledged by each Restricted Subsidiary (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, electronic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).

4.2 Bakken Exchange Agreement.  Administrative Agent shall have received a copy of the Bakken Exchange Agreement, together with all attachments, exhibits and schedules thereto, certified by an Authorized Officer of Borrower as true, correct and complete as of the Ninth Amendment Effective Date.

4.3 No Default; No Borrowing Base Deficiency.  After giving effect to the amendments set forth in Section 1 and Section 2 hereof, no Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency then exists.

4.4 Other Documents.  Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Ninth Amendment and the transactions contemplated hereby.

Section 5. Representations and Warranties.  To induce Executing Banks and Administrative Agent to enter into this Ninth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows on the Ninth Amendment Effective Date:

5.1 Reaffirm Existing Representations and Warranties.  After giving effect to the amendments set forth in Section 1 and Section 2 hereof, each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the Ninth Amendment Effective Date, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.

5.2 Due Authorization; No Conflict.  The execution, delivery and performance by Borrower of this Ninth Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.

5.3 Validity and Enforceability.  This Ninth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

5.4 No Defense.  Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Papers or any Liens intended to be created thereby.

Section 6. Miscellaneous.

6.1 No Waivers.  No failure or delay on the part of Administrative Agent or Banks to exercise any right or remedy under the Credit Agreement, any other Loan Papers or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Papers and applicable law.

6.2 Reaffirmation of Loan Papers.  Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect.  Except as provided in Section 2 hereof, the amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

6.3 Legal Expenses.  Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Ninth Amendment and all related documents.

6.4 Parties in Interest.  All of the terms and provisions of this Ninth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.5 Counterparts.  This Ninth Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Ninth Amendment until Borrower, Majority Banks and each Restricted Subsidiary have executed a counterpart.  Facsimiles and counterparts executed by electronic signature shall be effective as originals.

6.6 Complete Agreement.  THIS NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

6.7 Headings.  The headings, captions and arrangements used in this Ninth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Ninth Amendment, nor affect the meaning thereof.

6.8 Governing Law.  THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature Pages to Follow]

BORROWER:
DENBURY RESOURCES INC., a Delaware corporation

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

Each of the undersigned (i) consent and agree to this Ninth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY GATHERING & MARKETING, INC., a Delaware corporation

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

DENBURY HOLDINGS, INC., a Delaware corporation (f/k/a Denbury Encore Holdings Inc.)

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

DENBURY OPERATING COMPANY, a Delaware corporation (f/k/a EAP Properties, Inc. and successor-by-merger to a previous “Denbury Operating Company”)

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

DENBURY ONSHORE, LLC, a Delaware limited liability company

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

DENBURY PIPELINE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

DENBURY GREEN PIPELINE-TEXAS, LLC, a Delaware limited liability company

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

DENBURY GULF COAST PIPELINES, LLC, a Delaware limited liability company

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

GREENCORE PIPELINE COMPANY LLC, a Delaware limited liability company

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

DENBURY AIR, LLC, a Delaware limited liability company (f/k/a EAP Operating, LLC)

By:	/s/ James S. Matthews
James S. Matthews, Vice President and General Counsel

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/BANK:
JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank

By:	/s/ Mark E. Olson
Mark E. Olson, Authorized Officer

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
BANK OF AMERICA, N.A.

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
WELLS FARGO BANK, N.A.

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Director

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Michael D. Spaight
Name:	Michael D. Spaight
Title:	Associate

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
UNION BANK, N.A.

By:	/s/ David Carter
Name:	David Carter
Title:	Investment Banking Officer

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
BANK OF SCOTLAND plc

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Vice President

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
COMPASS BANK

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Vice President

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
CAPITAL ONE NATIONAL ASSOCIATION, formerly known as Capital One, N.A.

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
COMERICA BANK

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
ING CAPITAL LLC

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
SUNTRUST BANK

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
CIBC, INC.

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
FIFTH THIRD BANK

By:	/s/ Richard C. Butler
Name:	Richard C. Butler
Title:	Senior Vice President

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
COMERICA BANK, successor by merger with STERLING BANK, a Texas banking association, as a Lender

By:	/s/ John Lesikar
Name:	John Lesikar
Title:	Vice President

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:
GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Jennifer Dokish
Name:	Jennifer Dokish
Title:	Authorized Signatory

[Signature Page]
Ninth Amendment to Credit Agreement
Denbury Resources Inc.